Stockholders' deficit	12 Months Ended
Dec. 31, 2018
Federal Home Loan Banks [Abstract]
Stockholders' deficit

NOTE 9. STOCKHOLDERS’ DEFICIT

A. Series A Preferred Units

Prior to the merger with Flex Pharma, Salarius had 10,000 authorized units of Series A preferred equity. 1,861 of these units were issued under the Series A private offering and cash proceeds of approximately $1.9 million were received during the period ended December 31, 2018. Salarius converted 1,225 Series 1 Preferred units into 1,530 Series A Preferred units on October 24, 2018 valued at $1.4 million. Series A preferred units have senior liquidation rights but otherwise have the same voting rights, as common units.

B. Accrued Series A Investment

Series A Preferred units were offered to certain third parties. The offerings contained minimum financing requirements, whereby units would not be issued and investors would be refunded if total units sold would not meet a threshold of approximately $3 million in available funds. A liability in accrued expenses, Accrued Series A Investment, was recorded for consideration for units sold prior to the $3 million threshold being met since units are not issued until the threshold is met. Salarius has 3 years from each issuance of Series A preferred units to meet the related threshold. As of December 31, 2018, the Accrued Series A Investment was $2.9 million.

C. Common Stock

The issuance of common shares of 0 and 1,702 during the years ended December 31, 2018 and December 31, 2017, respectively, provided Salarius $0 and approximately $12,000 in cash.

D. Accrued Common Investment

Common stock were offered to certain third parties related to the acquisition of licenses for the DNMT1 inhibitor. The 12,907 common shares were not approved for issuance until January 2019 by Salarius, although the license was granted in 2018. Therefore, a liability of $110,474 was recorded in accrued liabilities for consideration for shares granted but not yet issued as of December 31, 2018. The liability was valued using the December 31, 2018 third-party valuation price.

E. Profit Interest Common Units (PICUs)

As of December 31, 2018 and December 31, 2017, 6,945 and 6,643 units were outstanding, respectively. These units were issued as unit-based compensation. During the years ended December 31, 2018 and December 31, 2017, 332 and 917, units were issued, respectively. During 2017, 114 units were forfeited. These units have the same liquidation and voting rights as common units. Salarius accounts for PICUs issued to non-employees by valuing the award using a third-party valuation (using the Cost or Backsolve method) of such awards on the day the awards are granted. These methods produced similar results to the Black-Scholes-Merton valuation method. Salarius adopted ASU 2018-17 during 2018, and assessed the cumulative effect to members’ equity, noting it was $0.